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                                                                      EXHIBIT 14


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated April 30, 2003, relating to the financial statements and financial highlights which appears in the March 31, 2003 Annual Report to Shareholders of Energy Fund (one of the portfolios constituting INVESCO Sector Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated April 30, 2003, relating to the financial statements and financial highlights which appears in the March 31, 2003 Annual Report to Shareholders of Financial Services Fund (one of the portfolios constituting INVESCO Sector Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated April 30, 2003, relating to the financial statements and financial highlights which appears in the March 31, 2003 Annual Report to Shareholders of Technology Fund and Telecommunications Fund (two of the portfolios constituting INVESCO Sector Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated April 30, 2003, relating to the financial statements and financial highlights which appears in the March 31, 2003 Annual Report to Shareholders of Utilities Fund (one of the portfolios constituting INVESCO Sector Funds, Inc.), which is also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated December 12, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of AIM Global Energy Fund (one of the portfolios constituting AIM Investment Funds) which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Comparison of Principal Service Providers" and "Independent Public Accountants" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Houston, Texas
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated December 12, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of AIM Global Financial Services Fund (one of the portfolios constituting AIM Investment Funds) which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Comparison of Principal Service Providers and "Independent Public Accountants" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Houston, Texas
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated December 12, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of AIM Global Science and Technology Fund (one of the portfolios constituting AIM Investment Funds) and of our report dated February 14, 2003, relating to the financial statements and financial highlights which appear in the December 31, 2002 Annual Report to Shareholders of AIM New Technology Fund (one of the portfolios constituting AIM Funds Group) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Comparison of Principal Service Providers", "What the Proposed Redomestication Will Involve" and "Independent Public Accountants" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Houston, Texas
August 13, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 14, 2003, relating to the financial statements and financial highlights which appear in the December 31, 2002 Annual Report to Shareholders of AIM Global Utilities Fund (one of the portfolios constituting AIM Funds Group) which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Comparison of Principal Service Providers", "What the Proposed Redomestication Will Involve" and "Independent Public Accountants" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
August 13, 2003